UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2005

GOLF GALAXY, INC.

(Exact name of registrant as specified in its charter)

Minnesota	333-127605	41-1831724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7275 Flying Cloud Drive Eden Prairie, Minnesota		55344
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 941-8848

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On September 22, 2005, the registrant issued a news release announcing its results of operations for the second fiscal quarter and six months ended August 27, 2005. The full text of the news release is furnished as Exhibit 99.1 to this Form 8-K. A conference call to discuss the registrant’s earnings has been scheduled at 10:00 a.m. Central Daylight Time on September 22, 2005.  The call can be accessed on the registrant’s Web site at www.golfgalaxy.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following is furnished as an Exhibit to this Report.

Exhibit No.	Description of Exhibit
99.1	News release issued September 22, 2005 regarding the registrant’s results of operations for the three and six months ended August 27, 2005 furnished pursuant to Item 2.02 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLF GALAXY, INC.
(Registrant)

Date September 22, 2005	/s/ Richard C. Nordvold
Richard C. Nordvold
Chief Financial Officer